UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 21, 2017 (September 20, 2017)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2017, the Board of Directors of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P. (the “Company”), appointed Doran N. Schwartz as the Company’s Chief Financial Officer and Treasurer, effective October 16, 2017. On that date, Mr. Schwartz will succeed Alan C. Heitmann, who informed the Company on June 6, 2017 of his intention to retire, effective January 31, 2018. In order to facilitate an orderly transition of responsibilities, Mr. Heitmann will remain employed by the Company as a special advisor from October 16, 2017 until his anticipated retirement date of January 31, 2018.

Prior to joining the Company, Mr. Schwartz, age 48, was Vice President and Chief Financial Officer of MDU Resources Group, Inc. (NYSE: MDU), a diversified energy and infrastructure company based in Bismarck, ND, from February 2010 to 2017 and was Vice President and Chief Accounting Officer at MDU from September 2005 to February 2010. Mr. Schwartz obtained a Bachelor of Science in Business Administration from Moorhead State University, a Master of Business Administration (MBA) with an emphasis in Finance from the University of Wisconsin-Whitewater, and a Bachelor of Arts in Accounting from the University of Northern Iowa. He has also earned his Certified Public Accountant (CPA) designation.

Under the terms of an offer letter, entered into between the Company and Mr. Schwartz (the “Offer Letter”), Mr. Schwartz will receive a base salary of $425,000 per year. Mr. Schwartz will be eligible to participate in the Company’s Corporate Incentive Plan (“CIP”), a bonus program conditioned on the achievement of certain annual performance goals related to distributable cash flow, with a target CIP bonus of 100% of his base salary. He will also be eligible to receive 100,000 stock appreciation rights (“SARs”) in Ferrell Companies, Inc., the sole shareholder of the Company (“Ferrell Companies”), with a five year vesting period, to be issued on or about October 31, 2017 and valued based on the valuation of shares of common stock of Ferrell Companies as of July 31, 2017. In addition, Mr. Schwartz will also receive a signing bonus of $100,000, grossed up for tax and payable within 14 days after his starting date (the “Signing Bonus”), which is subject to full repayment if he voluntarily resigns within one year. The foregoing description of the Offer Letter is qualified in its entirety by the text of the Offer Letter, which is filed herewith as Exhibit 10.1 to this current report on Form 8-K.

There is no arrangement or understanding pursuant to which Mr. Schwartz was selected to serve as an officer of the Company, and there are no family relationships between Mr. Schwartz and any of the Company’s directors or other executive officers.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Doran N. Schwartz Offer Letter dated as of September 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By: Ferrellgas, Inc., its general partner

September 21, 2017	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

September 21, 2017	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By: Ferrellgas, Inc., its general partner

September 21, 2017	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

September 21, 2017	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director